SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 17, 2005
                                                --------------------------------


                          Ryan's Restaurant Group, Inc.
                 -----------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                         Commission File Number 0-10943

      South Carolina                                      57-0657895
---------------------------                       --------------------------
(State or Other Jurisdiction                   (IRS Employer Identification No.)
      of Incorporation)

                          405 Lancaster Avenue (29650)
                               Post Office Box 100
                                 Greer, SC 29652
                            -------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number (including area code): (864) 879-1000

                                 Not Applicable
                         ------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


         On March 17, 2005, Ryan's Restaurant Group, Inc. ("Ryan's") amended its Shareholder Rights Agreement, dated as of February 18, 2005, with American Stock & Transfer Trust Company, as rights agent.

         The shareholder rights agreement provides that in the event of a "qualified offer", as defined in the agreement, shareholders may take action to redeem the rights at a special meeting called by Ryan's board of directors for the purpose of voting on a resolution accepting the qualified offer and authorizing the redemption of the rights. The amendment reduces the vote required to approve this resolution and redeem the rights from two-thirds of all shares of Common Stock entitled to vote (excluding shares held by the offering person and its affiliates) to a majority of such shares. For purposes of clarification, in the event of a qualified offer, calling a special meeting of shareholders to vote on the offer is mandatory on Ryan's board of directors and not optional. The full text of the amendment is attached as Exhibit 4.1.1 to this Form 8-K.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         See Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
(C)      EXHIBITS.

Exhibit Number     Description of Exhibit
--------------     ----------------------
4.1.1              First Amendment to Shareholder Rights Agreement, dated as of
                   March 17, 2005, between Ryan's Restaurant Group, Inc. and
                   American Stock Transfer & Trust Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RYAN'S RESTAURANT GROUP, INC.


Date:  March 17, 2005                  By: /s/ Janet J. Gleitz
                                           --------------------------------
                                       Name:  Janet J. Gleitz
                                       Title:  Secretary

                                  EXHIBIT INDEX


Exhibit Number       Description of Exhibit
--------------       ----------------------
4.1.1                First Amendment to Shareholder Rights Agreement, dated as
                     of March 17, 2005, between Ryan's Restaurant Group, Inc.
                     and American Stock Transfer & Trust Company.